Exhibit 10.01

SECOND AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT is entered into as of December 1, 2006 (the “Amendment”), by and among COMERICA BANK (“Bank”), CONCUR TECHNOLOGIES, INC. (“Concur”), CAPTURA SOFTWARE, INC. (“Captura”), and OUTTASK LLC (“Outtask”) (each of Concur, Captura, and Outtask are individually referred to herein as a “Borrower” and collectively, the “Borrowers”).

RECITALS

Borrowers and Bank are parties to that certain Amended and Restated Loan and Security Agreement dated January 24, 2006, as amended by a First Amendment to Loan and Security Agreement dated as of August 8, 2006, and as amended from time to time (the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1. The definition of “Revolving Maturity Date” in Section 1.1 is amended to read “December 1, 2008”.

2. Notwithstanding Section 6.7(c), the minimum EBITDA for the quarter ending December 31, 2006 shall be $4,000,000. Notwithstanding Section 6.7(e), the minimum Working Capital for the quarter ending December 31, 2006 shall be $15,000,000.

3. For purposes of calculating compliance with Section 6.7(c), “Current Liabilities” shall include all amounts outstanding under 2.1(a).

4. Section 1.a of the LIBOR Addendum is amended to read as follows:

a. Applicable Margin. As used herein, “Applicable Margin” means:

Borrower’s Senior Debt to EBITDA Ratio	Prime Rate Spread (Term Loan)	LIBOR Spread (Term Loan)	Prime Rate Spread (Advances under Revolving Line)	LIBOR Spread (Advances under Revolving Line)
Greater than or equal to 2.00 to 1.00	1.25%	3.50%	1.00%	3.25%
Less than 2.00 to 1.00 but greater than or equal to 1.50 to 1.00	0.75%	3.00%	0.75%	3.00%
Less than 1.50 to 1.00	0.00%	2.75%	0.50%	2.75%

5. Borrowers’ Capitalized Expenditures, measured on a consolidated basis, will not exceed $12,000,000 for the fiscal year ending September 30, 2007.

6. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Each Borrower ratifies and reaffirms the continuing effectiveness of all promissory notes, guaranties, security agreements, mortgages, deeds of trust, environmental agreements, and all other instruments, documents and agreements entered into in connection with the Agreement.

7. Each Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

8. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

9. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a) this Amendment, duly executed by Borrowers;

(b) a nonrefundable amendment fee equal to $40,000 plus all Bank Expenses incurred through the date of this Amendment; and

(c) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

CONCUR TECHNOLOGIES, INC.

By:	/s/ John F. Adair
Title:	Chief Financial Officer

OUTTASK LLC

By:	/s/ Kyle R. Sugamele
Title:	Authorized Representative

CAPTURA SOFTWARE, INC.

By:	/s/ Kyle R. Sugamele
Title:	Authorized Representative

COMERICA BANK

By:	/s/ Holly R. Dungan
Title:	Vice President

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